INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 7 - INCOME TAXES
Income Tax Provision
Under ASC 270, “Interim Reporting”, and ASC
740-270,
“Income Taxes - Interim Reporting”, the Company is required to adjust its effective tax rate for each quarter to be consistent with the estimated annual effective tax rate. Jurisdictions with a projected loss for the full year where no tax benefit can be recognized are excluded from the calculation of the estimated annual effective tax rate. Applying the provisions of ASC 270 and ASC
740-270
could result in a higher or lower effective tax rate during a particular quarter, based upon the mix and timing of actual earnings versus annual projections.
Effective Tax Rate
The provision for income taxes for the three months ended March 31, 2025 was $32 on a pre-tax
loss of $1,724, compared to a benefit from income taxes of $88 on pre-tax
loss of $2,986 for the same period in 2024. The Company’s effective income tax rate (“ETR”) was negative 2% and positive 3% for the three months ended March 31, 2025 and 2024, respectively. For the three months ended March 31, 2025, the effective tax rates differed from the U.S. Federal statutory rate of 21% primarily due to pretax losses for which no tax benefit can be recognized, foreign tax rate differences, and non-deductible
expenses. For the three months ended March 31, 2024, the effective tax rates differed from the U.S. Federal statutory rate of 21% primarily due changes in valuation allowances in the U.S. and certain foreign jurisdictions which reduces or eliminates the effective tax rate on current year profits or losses, foreign tax rate differences and non-deductible
expenses. The current YTD ETR differs significantly from the prior period YTD ETR primarily due to the interaction of similar rate reconciliation items, including change in valuation allowance, with a negative pretax book income in the current period versus positive pretax book income in the prior year comparative period.
Uncertain Tax Positions
As of both March 31, 2025 and December 31, 2024, the Company had $60, respectively, of unrecognized tax benefits, excluding interest and penalties, which if recognized in the future, would lower the Company’s effective income tax rate.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as part of the provision for income taxes. As of March 31, 2025 and December 31, 2024, the Company had $34 and $33, respectively, of accrued interest and penalties associated with unrecognized tax benefits.
Based on information available as of March 31, 2025, it is reasonably possible that the total amount of unrecognized tax benefits could decrease by $0 over the next 12 months as a result of projected resolutions of global tax examinations and controversies and potential expirations of the applicable statutes of limitations.
In many cases, the Company’s unrecognized tax benefits are related to tax years that remain subject to examination by the relevant tax authorities. Tax years with net operating losses (“NOLs”) remain open until such losses expire or until the statutes of limitations for those years when the NOLs are used expire. As of March 31, 2025, the Company’s open tax years, which remain subject to examination by the relevant tax authorities, are between 2017 and 2025 depending on the jurisdiction.
The Company believes that its unrecognized tax benefits as of March 31, 2025 are appropriately reflected for all years subject to examination above.

Net Operating Losses (“NOLs”), Capital Losses, and Valuation Allowance
The Company recorded a valuation allowance against all of our consolidated US deferred tax assets for NOLs and Capital Losses as of March 31, 2025 and December 31, 2024. We intend to continue maintaining a full valuation allowance on our deferred tax assets for NOLs until there is sufficient evidence to support the reversal of all or some portion of these allowances in the future.

NOTE 7 - INCOME TAXES
Income Tax Provision
The domestic and foreign components of net income before provision for income taxes is as follows:

	Year ended December 31,
	2024	2023
Domestic	$(31,531)	$(4,736)
Foreign	28,061	7,304

(Loss) income before provision for income taxes	$(3,470)	$2,568

The components of the provision for (benefit from) income taxes are as follows:

	Year ended December 31,
	2024	2023
Current tax provision (benefit):
U.S. Federal	$—	$—
State and local	(15)	52
Foreign	783	1,410

Total current provision for (benefit from) income taxes	768	1,462
Deferred tax provision (benefit):
U.S. Federal	—	—
State and local	—	—
Foreign	532	(1,092)

Total deferred provision (benefit) from income taxes	532	(1,092)

Total provision for income taxes	$1,300	$370

Tax Rate Reconciliation
The effective tax rate (“ETR”) for the year ended December 31, 2024 was negative 37.5%, compared to 14.4% for 2023. For the year ended December 31, 2024, the effective tax rates differed from the U.S. federal statutory rate of 21% primarily due to pre-tax
losses for which no tax benefit can be recognized, changes in valuation allowances in the U.S., China, and certain foreign jurisdictions that reduce or eliminate the ETR on current year profits or losses, foreign tax rate differences, and non-deductible
expenses. For the year ended December 31, 2023, the effective tax rates differed from the U.S. Federal statutory rate of 21% primarily due to a discrete tax benefit recognized following the lapse of certain statutes of limitations related to Spain, recognition of a portion of a deferred tax asset in Canada, state income taxes, changes in valuation allowances in the U.S. and certain foreign jurisdictions which reduces or eliminates the effective tax rate on current year profits or losses, foreign tax rate differences, taxes on repatriations or deemed repatriation of foreign profits, and non-deductible
expenses. The current year ETR differs significantly from the prior year ETR primarily due to the interaction of similar rate reconciliation items, including change in valuation allowance, with a negative pretax book income in the current period versus positive pretax book income in the prior year comparative period.
The following is a reconciliation of the effective tax rate for the years ended December 31, 2024 and 2023 to the U.S. federal statutory rate of 21%:

	Year ended December 31,
	2024	2023
Provision at federal statutory rates	$(729)	$539
State income taxes, net of federal benefit	1,133	27
Change in valuation allowance	6,817	(1,974)
Taxes related to foreign income	(1,506)	1,706
Non-deductible expenses	(4,943)	(128)
Other federal deferred tax adjustments	—	23
Other state deferred tax adjustments	—	579
Uncertain tax positions	6	(402)
Prior period adjustments	395	—
Permanent differences and other	127	—

Provision for income taxes	$1,300	$370

Deferred Taxes Assets (Liabilities)
Deferred income taxes are provided for the tax effect of temporary differences between the financial reporting basis and the tax basis of assets and liabilities. Net deferred tax assets have been reported as non-current
in the accompanying Consolidated Balance Sheets. Significant temporary differences at December 31, 2024 and 2023 are as follows:

	As of December 31,
	2024	2023
Deferred tax assets (liabilities):
Allowance for expected credit losses	$108	$121
Property and equipment	(170)	(269)
Goodwill and intangibles	714	634
Accrued compensation	1,786	2,368
Accrued liabilities and other	29	318
Loss carryforwards	73,672	183,641

Deferred tax assets before valuation allowance	76,139	186,813
Valuation allowance	(73,491)	(183,453)

Deferred tax assets, net of valuation allowance	$2,648	$3,360

As a result of the enactment of the Tax Act, the Company has provided tax on GILTI, and therefore, future repatriations of previously unremitted foreign earnings are expected to either be exempt from U.S. taxation or offset by net operating losses (“NOLs”). The Company has not provided any withholding tax with respect to unremitted foreign earnings at December 31, 2024 and December 31, 2023.
Net Operating Losses (“NOLs”), Capital Losses, and Valuation Allowance
At December 31, 2024, the Company had losses for U.S. federal and state tax purposes of approximately $264,577 in total, made up of net U.S. federal and state NOLs incurred through December 31, 2024 of $240,021 and U.S. federal and state capital losses of $24,556 as a result of the liquidation of Hudson Europe BV on December 31, 2024. U.S. federal and state NOLs through December 31, 2017 expire at various dates through 2037 with $42,060 scheduled to expire at the end of 2024. U.S. federal and state NOLs incurred in or after 2018 have an indefinite carryforward period, which can be offset by 80% of future taxable income in any given year. U.S. federal and state capital losses of $24,556 incurred in 2024 will expire at the end of 2029, as these losses have a five-year carryforward period.
The Company’s utilization of U.S. NOLs is subject to an annual limitation imposed by Section 382 of the Internal Revenue Code (“IRC”), which may limit our ability to utilize all the existing NOLs before the expiration dates. Based upon IRC Section 382 studies prepared by the Company, Section 382 ownership changes have occurred that will result in $224,124 of the Company’s federal and state NOLs generated through September 2006 and recognized built-in
losses during the five- year period after September 2006 being subject to IRC Section 382 limitations. As a result of IRC Section 382 limitations, $27,848 of the $224,124 NOLs that are limited are expected to expire prior to utilization specifically as a result of the IRC Section 382 cumulative annual limitations. Accordingly, the U.S. federal and state NOLs of $264,577, as indicated above, excluded the $27,848 of tax losses expected to expire prior to utilization due to IRC Section 382 cumulative annual limitations and the deferred tax asset for loss carryforwards of $70,303 also excluded $7,460 of related tax benefits.

As of December 31, 2024, certain international subsidiaries had NOLs for local tax purposes of $15,472. With the exception of $11,617 of NOLs with an indefinite carry forward period as of December 31, 2024, these losses will expire at various dates through 2026 to 2040, with $0 scheduled to expire during 2025. The deferred tax recognized for NOLs are presented net of unrecognized tax benefits, where applicable.
ASC
740-10-30-5
requires that a valuation allowance be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. In making this assessment, management considers the level of historical taxable income, scheduled reversals of deferred tax liabilities, tax planning strategies, and projected future taxable income. As of December 31, 2024, $71,168 of the valuation allowance relates to the deferred tax asset was comprised of NOLs for U.S. capital losses of $6,009, U.S. federal and state NOLs of $64,294, and foreign NOLs of $865, that management has determined will more likely than not expire prior to realization. The remaining valuation allowance of $2,323 relates to deferred tax assets on U.S. and foreign temporary differences that management estimates will not be realized due to the Company’s U.S. and foreign tax losses.
Uncertain Tax Positions
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties is as follows:

	2024	2023
Balance, beginning of year	$60	$360
Additions for tax positions of current years	—	—
Additions for tax positions of prior years	—	—
Reductions for tax positions of prior years	—	—
Expiration of applicable statutes of limitations	—	(300)

Balance, end of year	$60	$60

The total amount of state and local and foreign unrecognized tax benefits that, if recognized, would affect the effective tax rate was $60 as of both December 31, 2024 and December 31, 2023, exclusive of interest and penalties.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as part of the provision for income taxes. As of December 31, 2024 and December 31, 2023, the Company had $33 and $27, respectively, of accrued interest and penalties associated with unrecognized tax benefits.
Based on information available as of December 31, 2024, it is reasonably possible that the total amount of unrecognized tax benefits will decrease by $0 over the next 12 months as a result of projected resolutions of global tax examinations and controversies and potential lapses of the applicable statutes of limitations.
In many cases, the Company’s unrecognized tax benefits are related to tax years that remain subject to examination by the relevant tax authorities. Tax years with NOLs remain open until such losses expire or the statutes of limitations for those years when the NOLs are used or expire. As of December 31, 2024, the Company’s open tax years which remain subject to examination by the relevant tax authorities, are between 2015 and 2024, depending on the jurisdiction.
The Company believes that its unrecognized tax benefits as of December 31, 2024 are appropriately recorded for all years subject to examination above.